UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED - June 4, 2008

TIGER RENEWABLE ENERGY LTD.
(Exact name of Registrant as specified in its charter)

NEVADA	000-51388	84-1665042
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

6600, Trans-Canada
Suite 519
Pointe-Claire, Quebec H9R 4S2
Canada
(Address of principal executive offices)

(514) 771-3795
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01: Other Events.

Licenses grant.

On March 21, 2008, Section of Property Right & Registration, Bureau of Real Estate Administration of the City of Hami, have granted to Tiger Renewable Energy Ltd. its ownership licenses for the office and dormitory building, and the biomass storage structure.

The licenses received were for the office and dormitory building, an immoveable of 1,873.47 sq meters and the 3,756.34 sq meters building for the biomass storage, water treatment plant, steam plant, pump houses, electricity and transformer structures. The said issuance confirms the completion and inspection of a number of buildings out of the total 12,000 sq meter (130,000 sq ft) complex.

Press Release

Tiger Renewable Energy Ltd. (the “Company”) issued a press release on June 4, 2008, filed as Exhibit 99.1 hereto.

Item 9.01: Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibits

99.1	Press Release dated June 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIGER ETHANOL INTERNATIONAL INC.

Date: June 4, 2008	By:	/s/ James Leung
Name: James Leung
Title: Chief Executive Officer